UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☐ Preliminary Proxy Statement
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☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

STANDARD GOLD HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STANDARD GOLD HOLDINGS, INC.
611 Walnut Street
Gadsden, Alabama 35901

July 10, 2013

Dear Stockholder:

I invite you to attend the 2013 Annual Meeting of Stockholders of Standard Gold Holdings, Inc. (“Annual Meeting”).  The Annual Meeting will be held at 9:00 a.m. CST on August 23, 2013, at the Gadsden-Etowah Chamber of Commerce, 1 Commerce Square, Gadsden, Alabama 35901.

Under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet.  This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery.  On or about July 12, 2013, we expect to mail to our shareholders a Notice and Access to Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2013 Proxy Statement and 2012 Annual Report to shareholders.  The Notice also provides instructions on how to vote online and includes instructions on how to receive a paper copy of the proxy materials by mail.  On or about July 12, 2013, we expect to mail this Proxy Statement and the enclosed Proxy Card to certain shareholders.

On the following pages, you will find the Notice of our 2013 Annual Meeting of Stockholders and the Proxy Statement that describes the matters to be considered at the Annual Meeting.  We also have enclosed your Proxy Card and our Annual Report for the year ended December 31, 2012.  You will find voting instructions on the enclosed Proxy Card.  If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from the holder of record that you must follow for your shares to be voted.

The Annual Meeting is an excellent opportunity to learn more about Standard Gold Holdings, Inc. business and operations.  We hope you will be able to attend.

Thank you for your ongoing support and continued interest in Standard Gold Holdings, Inc.

Sincerely yours,
/s/ Sharon Ullman
Sharon Ullman
Chief Executive Officer and Director

YOUR VOTE IS IMPORTANT.  PLEASE VOTE IN THE MANNER EASIEST FOR YOU PURSUANT TO THE INSTRUCTIONS IN THE NOTICE AND ACCESS TO INTERNET AVAILABILITY OF PROXY MATERIALS PROMPTLY IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING.  IF YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS, A RETURN ENVELOPE WILL BE ENCLOSED FOR THAT PURPOSE.  EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 23, 2013

Internet Availability of Proxy Materials

Under rules recently approved by the Securities Exchange Commission (“SEC”), the Company is now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record.  Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to shareholders of record and on the Notice and Access to Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in “street name” (i.e. in the name of a broker, bank or other record holder).  The Notice will also include instructions for shareholders who hold their shares in street name on how to access the proxy card to vote over the Internet.  Voting over the Internet will not affect your right to vote in person if you decide to attend the Annual Meeting; however, if you wish to revoke your proxy, you must first notify the Corporate Secretary of your intent to vote in person, and vote your shares at the Annual Meeting.  The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. Please access and review the proxy materials before voting.

The Proxy Statement and our 2012 Annual Report to Stockholders will be available at: https://www.iproxydirect.com/SDGR.

STANDARD GOLD HOLDINGS, INC.
611 WALNUT STREET
GADSDEN, ALABAMA 35901

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME:

August 23, 2013 at 9:00 a.m., CST

PLACE:

Gadsden-Etowah Chamber of Commerce, 1 Commerce Square, Gadsden, Alabama 35901 - Telephone: (256) 543 - 3472

ITEMS OF BUSINESS:

●	To consider and act upon a proposal to elect four (4) Board of Directors to one-year terms;

●	To consider and act upon a proposal to ratify the appointment of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

●	To transact such other business as may properly come before the Annual Meeting.

RECORD DATE:

You are entitled to vote if you were a stockholder of record at the close of business on July 8, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on August 23, 2013.  Our Proxy Statement is attached.  Financial and other information concerning Standard Gold Holdings, Inc., is contained in our Annual Report to shareholders for the fiscal year ended December 31, 2012.  The Proxy Statement and our fiscal 2012 Annual Report to shareholders will be available on the Internet at:  https://www.iproxydirect.com/SDGR.

YOUR VOTE IS VERY IMPORTANT.  Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy in order to ensure the presence of a quorum.

Registered holders may vote by internet, mail, fax or telephone. Please follow the instructions on the Notice and Access to Internet Availability of Proxy Materials.

Beneficial Stockholders may vote if your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Any Proxy may be revoked at any time prior to its exercise at the Annual Meeting. Shareholders are not entitled to assert dissenter rights under NRS 92A.300 to 92A.500.

By Order of the Board of Directors,

/s/ Sharon Ullman
July 10, 2013	Sharon Ullman
New York, New York	Chief Executive Officer and Director

STANDARD GOLD HOLDINGS, INC.
611 WALNUT STREET
GADSDEN, ALABAMA 35901

PROXY STATEMENT
FOR 2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 23, 2013

This Proxy Statement is being provided to you by Standard Gold Holdings, Inc.’s Board of Directors (the “Board”) in connection with our 2013 Annual Meeting of Stockholders.  The Annual Meeting will be held at 9:00 a.m. CST on August 23, 2013, at the Gadsden-Etowah Chamber of Commerce, 1 Commerce Square, Gadsden, Alabama 35901 - Telephone: (256) 543 - 3472, for the purposes set forth in the accompanying Notice of 2013 Annual Meeting of Stockholders and this Proxy Statement.  We expect to mail this information to stockholders entitled to vote at the Annual Meeting on or about July 12, 2013.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked to consider and act upon:

(1) a proposal to elect four (4) members of the Board to one-year terms;

(2) a proposal to ratify the appointment of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

(3) such other business as may properly come before the Annual Meeting.

The Board knows of no other business to be presented for consideration at the Annual Meeting.  Each proposal is described in more detail in this Proxy Statement.

INFORMATION ABOUT THE ANNUAL MEETING, PROXIES, PROPOSALS AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders, whom we also refer to as shareholders in this Proxy Statement, will consider and vote on the following matters:

(1) The election of the nominees named in this Proxy Statement to our Board, each for a term of one year; and

(2) The ratification of the appointment of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

The shareholders will also act on any other business that may properly come before the meeting.

Who can vote?

To be able to vote, you must have been a Standard Gold Holdings, Inc. shareholder of record at the close of business on July 8, 2013.  This date is the Record Date for the Annual Meeting.  Shareholders of record who own our voting securities at the close of business on July 8, 2013 are entitled to vote on each proposal at the Annual Meeting.

How many votes do I have?

Each share of our common stock that you own on the Record Date entitles you to one vote on each matter that is voted on.

Is my vote important?

Your vote is important no matter how many shares you own.  Please take the time to vote.  Take a moment to read the options for voting below.  Choose the way to vote that is easiest and most convenient for you and cast your vote as soon as possible.

How do I vote?

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote in one of five ways as follows:

(1) You may vote over the Internet.  If you have Internet access, you may vote your shares by following the Internet instructions on the Notice and Access to Internet Availability of Proxy Materials (the “Notice”) that was mailed to you.

(2) You may vote by mail. If you wish to vote by mail, you should follow the instructions on the proxy card. Shares represented by written proxy that are properly dated, executed and returned will be voted at the Annual Meeting in accordance with the instructions on such written proxy. The shares you own will be voted according to your instructions on the Proxy Card you mail.  If you return the Proxy Card, but do not give any instructions on a particular matter described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board. If no specific instructions are given, shares will be voted: (1) FOR the election of the director nominees described in the proxy statement; and (2) FOR the ratification of the selection of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Such shares may also be voted by the named proxies for such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

(3) You may vote by telephone. Stockholders who wish to vote by telephone should follow the instructions on the proxy card. Shares voted by telephone or represented by written proxies that are properly dated, executed and returned will be voted at the annual meeting in accordance with the instructions given by telephone. If no specific instructions are given, shares will be voted: (1) FOR the election of the director nominees described in the proxy statement; (2) FOR the ratification of the selection of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Such shares may also be voted by the named proxies for such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

(4) You may vote by fax: If you wish to vote by fax, you should follow the instructions on the proxy card. Shares represented by written proxy that are properly dated, executed and faxed will be voted at the Annual Meeting in accordance with the instructions on such written proxy. The shares you own will be voted according to your instructions on the Proxy Card you mail.  If you fax the Proxy Card, but do not give any instructions on a particular matter described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board. If no specific instructions are given, shares will be voted: (1) FOR the election of the director nominees described in the proxy statement; (2) FOR the ratification of the selection of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Such shares may also be voted by the named proxies for such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

(5) You may vote in person.  If you attend the meeting, you may vote by delivering your completed Proxy Card in person or you may vote by completing a ballot.  Ballots will be available at the meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

Under rules recently approved by the Securities Exchange Commission (“SEC”), the Company is now furnishing proxy materials on the Internet instead of mailing paper copies of the materials to each shareholder of record.  We elected to make this proxy statement and our Annual Report available to our stockholders on the Internet to reduce printing and shipping costs and diminish the effect of our Annual Meeting on the environment.  Instructions on how to access and review the proxy materials on the Internet can be found on the Proxy Card sent to shareholders of record and on the Notice and Access to Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in “street name” (i.e. in the name of a broker, bank or other record holder).  The Notice will also include instructions for shareholders who hold their shares in street name on how to access the Proxy Card to vote over the Internet.  Voting over the Internet will not affect your right to vote in person if you decide to attend the Annual Meeting; however, if you wish to revoke your proxy, you must first notify the Corporate Secretary of your intent to vote in person, and vote your shares at the Annual Meeting.

On or about July 12, 2013, we will send all stockholders of record as of July 8, 2013 a Notice instructing them as to how to receive their proxy materials via the Internet this year.  The proxy materials will be available on the Internet as of July 12, 2013.

Where and when will the meeting be held?

The 2013 Annual Meeting will be held at 9:00 a.m. CST on August 23, 2013, at the Gadsden-Etowah Chamber of Commerce, 1 Commerce Square, Gadsden, Alabama 35901 - Telephone: (256) 543 - 3472.

How can I obtain directions to the meeting?

For directions to the location of our 2013 Annual Meeting, please visit our proxy website at https://www.iproxydirect.com/SDGR.

Who is soliciting my proxy?

Our Board is soliciting your proxy to vote at our 2013 Annual Meeting.  By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our Annual Meeting as you have instructed.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record” and the Notice has been directly sent to you by us.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” the Notice has been forwarded to you by your broker, bank, or company appointed designee.  As the beneficial owner, you have the right to direct your broker, bank, or company appointed designee on how to vote your shares by following their instructions, which are included with this proxy, if applicable.

Can I change my vote after I have mailed my Proxy Card or after I have voted my shares?

Yes.  You can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

●	signing another proxy with a later date;
●	giving our Corporate Secretary a written notice before or at the meeting that you want to revoke your proxy; or
●	voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.  In order to vote your shares, you will need to follow the directions your brokerage firm provides to you.  Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form.

If your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the record date (July 8, 2013) in order to be admitted to the meeting on August 23, 2013.  To be able to vote your shares held in street name at the meeting, you will need to obtain a Proxy Card from the holder of record.

What if I do not mark the boxes on my Proxy Card?

Any Proxy Card returned without directions given will be voted “FOR” all proposals presented.

Who pays for the solicitation of Proxies?

The solicitation of proxies is made on behalf of the Board.  We pay all costs to solicit these proxies.  Our officers, directors and employees may solicit proxies but will not be additionally compensated for such activities.  We are also working with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons.  We will reimburse their reasonable expenses.

Who is entitled to vote at the 2013 Annual Meeting?

Stockholders of record at the close of business on July 8, 2013, which we refer to herein as the Record Date, will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting.  Our voting stock is comprised of our common stock, of which Fifty-Six Million Four Hundred Six Thousand Three Hundred Eighteen (56,406,318) shares were issued and outstanding as of the Record Date.

What happens if additional matters or amendments to matters are presented at the Meeting?

Other than the proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Meeting.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Meeting or with respect to any amendments or variations to the proposals described in this Proxy Statement.

With respect to any matter that is properly brought before the meeting, the election inspectors will treat abstentions as unvoted.

Establishing a Quorum and Votes Required

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present in person or represented by valid proxies.  If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum, even if you abstain or fail to vote on any of the proposals listed on the proxy card.  A quorum consists of the holders of a majority of the shares of stock issued and outstanding on July 8, 2013, the Record Date.  In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum.  If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

If I don’t vote, how will the shares I own in my brokerage account be voted?

Abstentions and broker non-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting.  A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.  Non-routine matters would be those matters more likely to affect the structure and operations of the Company, which would have a greater impact on the value of the underlying security.  Examples of non-routine matters would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization.  In general, routine matters are those matters that do not propose to change the structure, bylaws or operations of the Company.  An example of such matters would include, among other things, approval of the auditors.  Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to routine matters, which require the approval of only a majority of the shares of common stock present and voting at the meeting.  However, with respect to non-routine matters, abstentions and broker non-votes generally have the effect of a vote “against” a non-routine proposal since a majority of the shares of common stock outstanding must be voted in present or by proxy at the meeting.  If your shares are held in the name of a brokerage firm, and you do not tell your broker how to vote your shares (a "broker non-vote"), the broker can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.

What vote is required for each item?

Election of Directors.  A nominee will be elected to the Board if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election, with abstentions and “broker non-votes” counting as votes ”against” the nominee.  If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.

If you do not instruct your broker how to vote with respect to the election of directors, your broker may not vote with respect to this proposal.  If an uncontested incumbent director nominee receives a majority of votes “against” his election, the director must tender a resignation from the Board.  The Board will then decide whether to accept the resignation within 90 days following certification of the shareholder vote.  We will publicly disclose the Board’s decision and its reasoning with regard to the offered resignation.

Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the total number of votes cast at the meeting is needed to ratify the selection of Turner, Stone & Company, LLP, as our independent registered public accounting firm.

Who will count the votes?

The votes will be counted, tabulated and certified by Issuer Direct Corporation, our proxy agent.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (2) there is a contested election for the Board.  The Inspector of Elections will forward any written comments that you make on the Proxy Card to management without providing your name, unless you expressly request disclosure on your Proxy Card.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote FOR all of the proposals.

Where can I find the voting results?

We will report the voting results on Form 8-K within four business days after the end of our Annual Meeting.

Could other matters be considered and voted upon at the meeting?

Our Board does not expect to bring any other matter before the Annual Meeting and is not aware of any other matter that may be considered at the meeting.  In addition, pursuant to our bylaws, the time has elapsed for any stockholder to properly bring a matter before the meeting.  However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting.  You will still be able to change or revoke your proxy at any time until it is voted.

How can I obtain a paper copy of the proxy materials?

You can request a paper copy of the proxy materials at no charge by following the instructions included in the Notice and Access to Internet Availability of Proxy Materials.  If you do not make a request for a paper copy of the proxy materials, you will not otherwise receive a paper copy.

How can I obtain an Annual Report on Form 10-K?

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 is available on the Securities & Exchange Commission website at http://www.sec.gov.  If you would like a copy of our Annual Report on Form 10-K or any of its exhibits, we will send you one without charge. Please follow the instructions on the Notice.

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting of Stockholders or your ownership of our common stock, please contact Sharon Ullman, Chief Executive Officer at:

Standard Gold Holdings, Inc.
Attn: Sharon Ullman, Chief Executive Officer
611 Walnut Street
Gadsden, Alabama 35901
Phone: (888) 960-7347
Email: info@standardgoldmilling.com

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Notice and Access to Internet Availability of Proxy Materials (“Notice”) to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.  Also, we will promptly deliver a separate copy of the Notice and future stockholder communication documents to any stockholder at a shared address to which a single copy of these materials were delivered, or deliver a single copy of these materials and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.  Stockholders may also address future requests regarding delivery of proxy materials and/or annual reports by contacting us at the address noted above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows ownership of our common stock on July 8, 2013, based on Fifty-Six Million Four Hundred Six Thousand Three Hundred Eighteen (56,406,318) shares of common stock outstanding on that date, by (i) each director, (ii) our named executive officers, (iii) all of our directors and executive officers as a group and (iv) each person or entity known to us to own beneficially more than five percent (5%) of our capital stock.  Except to the extent indicated in the footnotes to the following table, the person or entity listed has sole voting and dispositive power with respect to the shares that are deemed beneficially owned by such person or entity, subject to community property laws, where applicable:

Name	Shares of Common Stock	Rights to Acquire Common Stock		Total Shares Beneficially Owned		Percentage of Outstanding Common Stock

Directors and Named Executive Officers
Sharon Ullman	-	-		18,900,000	(1)	33.51%
Alfred Rapetti	-	400,000		-		*
Michael Markiewicz(**)	-	-		5,850,000	(2)	10.37%
Tina Gregerson(**)	-	-		3,320,000	(3)	5.89%
Joseph Rosamilia	-	-		-		*
All current executive officers and directors as a group (5 persons)	-	400,000		28,070,000		50.47%
5% Beneficial Owners
Midwest Investment Partners LLC	8,500,000	-		-		15.07%
Irwin Gross	-	4,783,378	(4)	-		8.48%
Deborah King	-	3,459,335	(5)	-		6.13%

(1)	These shares are held in the name of Afignis, LLC of which Ms. Ullman is the managing manager.
(2)	These shares are held in Pure Path Capital Management Company, LLC of which Mr. Markiewicz is the managing member.
(3)	3,150,000 shares are held in Pure Path Capital Management Company, LLC of which Ms. Gregerson is a director and 170,000 shares are held in Gregerson Investments, LLC of which Ms. Gregerson is the managing member.
(4)
Represents (i) warrants to purchase 180,000 shares of common stock held by Irwin Gross IRA, of which Mr. Gross is the trustee, (ii) warrants to purchase 101,500 shares of common stock held by 1995 Gross Family Charitable Remainder Unit Trust, of which Mr. Gross is the trustee, (iii) warrants to purchase 160,000 shares of common stock held by Premier Partners Investments, LLLP, of which Mr. Gross is the managing partner, and (iv) warrants to purchase 341,878 shares of common stock with an exercise price of $0.50 and a warrant to purchase 4,000,000 shares of common stock (with a limitation that the holder may not exercise all or any portion of the warrant, such that any exercise would cause the holder and its affiliates to be a beneficial owner by exceeding 9.99%) with an exercise price of $0.60 per share held by Mr. Gross.

(5)	Represents shares issuable upon the exercise of options that are currently exercisable.
*	Less than One Percent (1%).
**	Represents the relative voting rights exercised by virtue of their beneficial ownership in PurePath Capital Management Company, LLC.

Change in Control

We are not aware of any arrangement that might result in a change in control of our Company in the future.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

None

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board has nominated members of our current Board to be re-elected at the Annual Meeting to serve one-year terms until the 2014 Annual Meeting of stockholders and until their respective successors are elected and qualified.  Each nominee has agreed to serve if elected.

Set forth below is information regarding the nominees, as of July 8, 2013, including their ages, positions with Standard Gold Holdings, Inc., recent employment and other directorships.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF DIRECTORS FOR EACH NOMINEE.

The persons who have been nominated for election at the Annual Meeting to serve on our Board are named in the table below.  Proxies cannot be voted for a greater number of persons than the number of nominees named.  All directors of our Company hold office until the next Annual Meeting of our shareholders and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.  The following table sets forth the names, positions and ages of our executive officers and directors.  Our board of directors elects officers and their terms of office are at the discretion of our board of directors.

	Position Held		Appointed or
Name	with the Company	Age	Elected
Sharon L. Ullman	Chief Executive Officer and Director	67	December 16, 2011
Tina Gregerson	Secretary and Director	57	September 27, 2012
Alfred A. Rapetti	Director	66	September 14, 2010
Michael Markiewicz	Director	60	July 2, 2012

Business Experience

The following is a brief account of the education and business experience during at least the past five years of our directors and executive officers, indicating their principal occupations during that period, and the name and principal business of the organizations in which such occupation and employment were carried out.

Board of Directors:

Sharon L. Ullman, Director and Chief Executive Officer

Sharon L. Ullman was appointed to our board of directors on March 18, 2011, in connection with the Shea Exchange Agreement. Effective December 16, 2011, Ms. Ullman was appointed to serve as the Company’s interim Chief Executive Officer and Executive Chairperson of the Board. On October 9, 2012, the Board of Directors voted to remove “Interim” from her title and approve her position as Chief Executive Officer and Chairman of the Board. Since June 2010, Ms. Ullman has served as the Managing Member of Afignis, LLC, a company engaged in the development of mining, natural resource and agricultural opportunities in emerging markets.  Afignis holds approximately 33.5% of our outstanding common stock.  Ms. Ullman has also served as the founder and CEO of S. L. Ullman & Associates, Inc., a private consulting firm active in philanthropic activities and government relations, since 2007.  She attended CCNY/Baruch College.

Alfred A. Rapetti, Director

Alfred A. Rapetti was appointed to our board of directors on September 14, 2010 and was appointed as our Chief Executive Officer on January 21, 2011. Effective December 16, 2011, Mr. Rapetti resigned as the Company’s Chief Executive Officer, but remains a member of the Board. Mr. Rapetti has over 40 years of experience in investment banking, merchant banking, venture capital and serial entrepreneurship. From 2007 through 2010, Mr. Rapetti was an independent consultant. From 2005 through 2006, Mr. Rapetti was the executive vice-chairman and owner of Avantair, Inc. From 1995 through 2004, Mr. Rapetti was with Stamford Capital Group, Inc., acquiring over $6 billion of companies over a nine year period involving 225 transactions including Great Dane Holdings, Falcon Building Products, Sithe Energies and Clark-Sweibel. Individually as an entrepreneur, Mr. Rapetti created/owned a major leasing company in addition to starting/running the largest nuclear safety firm in the world servicing 14 U.S. nuclear utilities and four foreign governments. Mr. Rapetti has a B.S. in nuclear engineering and marine engineering from SUNY Maritime College and M.S. in nuclear engineering from New York University.

Tina Gregerson, Director and Secretary

Tina Gregerson was appointed to our board of directors on September 27, 2012, and serves on the Compensation Committee and as Chairman of the Compensation Committee. She was also appointed Secretary of the Company on November 29. 2012. Since 1981, Tina Gregerson has owned and served as the CEO of Personnel Staffing, Inc., one of Alabama’s largest independent staffing companies. Under Tina’s leadership, Personnel Staffing has grown to produce over 96 million dollars in annual revenue and now operates five Alabama branches, one Texas branch, and one branch in Tennessee. Personnel Staffing won the Best Minority-Owned Business Award for 2008 for 26+ employees, named by The Birmingham Business Journal. In 1994, Ms. Gregerson’s company was recognized as Business of the Year by the Alabama Business Woman Association. In 2010, Ms. Gregerson sold her financing company, The Signature Group, to North Carolina Mutual Life. She is also the owner of Gregerson Management Services. Ms. Gregerson currently serves on the Board of Directors for Capstone Bank of Tuscaloosa, the Executive Board for the National Independent Staffing Association, and the Executive Board of Staffing CEO’s. She has also served as the Chairperson for the Gadsden Chamber of Commerce and on the Chamber Board for five years and was a member of the Riverview Regional Medical Center Board of Trustees for two years. For her continued leadership, dedication and service to the community Ms. Gregerson received commendation from the Governor of Alabama in August of 2011.

Michael Markiewicz, Director

Michael Markiewicz was appointed to our board of directors on July 2, 2012, and serves on the Board’s Audit Committee. Mr. Markiewicz has over 30 years of experience in public accounting and wealth management. He is a certified public accountant, personal financial specialist and certified financial planner. Mr. Markiewicz is a partner with Fogel Neale Partners, LLC and is the Chief Financial Officer of Pure Path Capital Management Company LLC, both since 2011. From 2008 to 2011, Mr. Markiewicz was a senior manager with CBIZ MHM Family Office Services; from 2006 to 2008 a director at Marks, Paneth and Shron; and from 2004 to 2006 a director at JH Cohn LLP. Mr. Markiewicz has a B.A. in Economics and Sociology from Tufts University and a M.B.A. and M.S. in Accounting from Northeastern University.

CORPORATE GOVERNANCE

We currently act with four (4) directors consisting of Sharon Ullman, Tina Gregerson, Alfred Rapetti, and Michael Markiewicz.

We do have a standing audit and compensation committee. In addition, we believe that retaining one or more additional directors who would qualify as independent as defined in Rule 4200(a)(15) of the Rules of Nasdaq Marketplace Rules would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact the we have not generated any revenues from operations to date.

All proceedings of our Board were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors.  Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the State of Nevada and the bylaws of our Company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Nomination Process

As of July 8, 2013, we did not implement any material changes to the procedures by which our shareholders may recommend nominees to our Board.  Our Board does not have a policy with regards to the consideration of any director candidates recommended by our shareholders.  Our Board has determined that it is in the best position to evaluate our Company’s requirements as well as the qualifications of each candidate when the Board considers a nominee for a position on our Board.  The Board believes that, given the early stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level.  Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board and we do not have any specific process or procedure for evaluating such nominees.  The Board assesses all candidates, whether submitted by management or shareholders, and makes recommendations for election or appointment.

Our Company does not have any defined policy or procedure requirements for shareholders to submit recommendations or nominations for directors.  A shareholder who wishes to communicate with our Board may do so by directing a written request to the following address:

Standard Gold Holdings, Inc.
Attn:  Sharon Ullman, Chief Executive Officer
611 Walnut Street
Gadsden, Alabama 35901
Phone:  (888) 960-7347
Email:  info@standardgoldmilling.com

The Board has nominated the four (4) members of our current Board to be re-elected at the Annual Meeting to serve one-year terms until the 2014 Annual Meeting of stockholders and until their respective successors are elected and qualified.  Each nominee has agreed to serve if elected.

Audit Committee Financial Expert

Our Board has determined that we do have a board member that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.  We believe that our Board is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following table summarizes the compensation of each named executive for the fiscal years ended December 31, 2012 and 2011 awarded to or earned by (i) each individual serving as our principal executive officer and principal financial officer of the Company and (ii) each individual that served as an executive officer of the Company at the end of such fiscal years who received compensation in excess of $100,000.

	Annual Compensation
					Option	All Other
Name and Principal Position	Year	Salary		Bonus	Awards(1)	Compensation		Total ($)

Chief Executive Officer (2)
Sharon L. Ullman	2012	$—		$—	$—	$—		$—
	2011	$—		$—	$—	$—		$—

Chief Executive Officer (3)
Alfred A. Rapetti	2012	$—		$—	$—	$—		$—
	2011	$270,967	(4)	$—	$2,250,000	$38,400		$2,559,367

Chief Executive Officer (5)	2012	$—		$—	$—	$—		$—
Stephen D. King	2011	$—		$—	$1,750,000	$—		$1,750,000

President	2012	$—		$—	$—	$—		$—
Stephen E. Flechner	2011	$—		$—	$375,000	$170,000	(6)	$545,000

Chief Financial Officer	2012	$144,000		$—	$—	$—		$144,000
Mark Dacko (8)	2011	$141,750	(7)	$—	$250,000	$—		$391,750

(1)
The amounts shown are the aggregate grant date fair values of these awards computed in accordance with Financial Accounting Standards Board (“FASB”) guidance now codified as Accounting Standards Codification (“ASC”) FASB ASC Topic 718, “Stock Compensation” (formerly under FASB Statement No. 123(R)).

(2)
Effective December 16, 2011 and concurrent with the resignation of Mr. Rapetti, Ms. Ullman was appointed the Interim Chief Executive Officer, for which she collects no compensation. On October 9, 2012, the Board of Directors approved the removal of “interim” from her title.

(3)
Effective January 21, 2011, Mr. Rapetti was appointed our Chief Executive Officer at which time the Board authorized him a $25,000 per month salary. Pursuant to the formal employment agreement with Mr. Rapetti, effective May 19, 2011, he was to receive $25,000 per month, $1,000 for health care benefits and $3,800 per month for living accommodations. Effective December 16, 2011, Mr. Rapetti resigned as our Chief Executive Officer.

(4)	Mr. Rapetti was paid only $25,000 of his salary; the balance has been accrued. As of March 7, 2013, his salary and severance have been paid in full and he is not owed any money.
(5)
Stephen D. King served as our Chief Executive Officer until January 21, 2011. Mr. King serves as the Chief Executive Officer for Wits Basin and is compensated by Wits Basin for his services to Wits Basin in such capacity and has an employment agreement with Wits Basin.

(6)
On June 1, 2011, the Company entered into a formal separation agreement and in exchange for Mr. Flechner’s resignation and release of claims, he was issued 50,000 shares of the Company’s unregistered common stock.

(7)
Mr. Dacko, effective with his May 19, 2011 employment agreement was to receive $12,000 per month; there remains a balance of $275,282 and $147,750 as of December 31, 2012 and December 31, 2011 respectively, to be paid and has been accrued. At December 31, 2012, Mr. Dacko is no longer serving as the CFO of the Company. See Note 9 Legal Proceedings in the Company’s Consolidated Financial Statements.

(8)	Mr. Dacko serves as the Chief Financial Officer for Wits Basin and has an employment agreement with Wits Basin and was paid $11,250 during fiscal 2011 by Wits Basin.

Compensation of Directors

We currently have no formal plan for compensating our directors for their services in their capacity as directors, although we may elect to issue stock options to such persons from time to time.  Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors.  Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Equity Compensation Plan Information and Stock Options

Stock Option Awards

The following table sets forth certain information regarding equity compensation plan information as of December 31, 2012:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)
Equity compensation
plans approved by
security holders	—	—	—

Equity compensation
plans not approved by
security holders	10,438,335	$0.64	6,200,000
Total	10,438,335	$0.64	6,200,000

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board has, subject to the ratification of the stockholders, appointed Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF TURNER, STONE & COMPANY, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

The principal accountant for the most recent fiscal years ended December 31, 2012 and December 31, 2011 was Moquist Thorvilson Kaufmann LLC.

Moquist Thorvilson Kaufmann LLC (“Moquist”) resigned as Standard Gold Holdings, Inc.’s public accountant on April 16, 2013. Moquist served as the Company’s registered independent accountant from October 15, 2009 to April 16, 2013. Moquist’s audit report on the Company’s financial statements as of and for the years ended December 31, 2012 and 2011, was included in the Company’s Annual Report on Form 10-K, and other than the explanatory language included in the audit report related to the substantial doubt that existed as to the Company’s ability to continue as a going concern due to recurring net losses and its accumulated deficit, the audit report did not contain an adverse opinion or disclaimer opinion nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Two (2) most recent fiscal years there were no disagreements between the Company and Moquist concerning any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Moquist’s satisfaction, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports; there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The audit committee approved the appointment of Turner, Stone & Company, LLP on April 17, 2013.

Neither Turner, Stone & Company, LLP nor Moquist Thorvilson Kaufman LLC will have a representative at the Annual Meeting.

FEES PAID TO TURNER, STONE & COMPANY, LLP
Quarter Ending March 31, 2013
Audit Fees (1)	$4,350.00
Audit-Related Fees (2)	$2,216.00
Tax Fees	$-
Subtotal	$-
All Other Fees	$-
Total Fees	$6,566.00

(1)
Audit Fees. These are fees for professional services for the audit of our first quarter financial statements dated March 31, 2013 included in our Quarterly Report on Form 10-Q. The fees were billed and paid during the second quarter of 2013.

(2)
Audit-Related Fees. These are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including financial disclosures made in our equity finance documentation and registration statements filed with the SEC that incorporate financial statements and the auditors’ report thereon and reviewed with our Audit Committee on financial accounting/reporting standards.

FEES PAID TO MOQUIST THORVILSON KAUFMANN, LLP
Fiscal Year 2012
Audit Fees (1)	$78,160.00
Audit-Related Fees (3)	$-
Tax Fees	$-
Subtotal	$-
All Other Fees	$-
Total Fees	$78,160.00

Fiscal Year 2011
Audit Fees (2)	$102,530.00
Audit-Related Fees (3)	$-
Tax Fees	$-
Subtotal	$-
All Other Fees	$-
Total Fees	$102,530.00

(1)Audit Fees. These are fees for professional services for the audit of our annual financial statements dated December 31, 2012 included in our Annual Report on Form 10-K, and review of financial statements included in our Quarterly Reports on Form 10-Q.

(2)Audit Fees. These are fees for professional services for the audit of our annual financial statements dated December 31, 2011 included in our Annual Report on Form 10-K, and review of financial statements included in our Quarterly Reports on Form 10-Q.

(3)Audit-Related Fees. These are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including financial disclosures made in our equity finance documentation and registration statements filed with the SEC that incorporate financial statements and the auditors’ report thereon and reviewed with our Audit Committee on financial accounting/reporting standards.

Our audit committee has adopted a policy governing the pre-approval by the Board of all services, audit and non-audit, to be provided by our independent auditors.  Under the policy, the Board has pre-approved the provision by our independent auditors of specific audit, audit related, tax and other non-audit services as being consistent with auditor independence.  Requests or applications to provide services that require the specific pre-approval of the Board must be submitted to the Board by the independent auditors, and the independent auditors must advise the Board as to whether, in the independent auditor’s view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

The Board has considered the nature and amount of the fees billed by Turner, Stone & Company, LLP, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining the independence of the firm.  The Board has also received and reviewed the written disclosures and the letter from Turner, Stone & Company, LLP, required by applicable requirements of the Public Company Accounting Oversight Board regarding the communications by Turner, Stone & Company, LLP with the Board concerning independence, and has discussed with Turner, Stone & Company, LLP its independence from Standard Gold Holdings, Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No director, executive officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction, during the year ended December 31, 2012, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last three completed fiscal years.

OTHER BUSINESS

Management knows of no other matters that may be properly presented at the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes of ownership of such securities with the SEC.  All reports were filed as of July 8, 2013.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Under SEC rules, if a stockholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2014 Annual Meeting of stockholders, the proposal must be received by us, attention:  Sharon Ullman, Chief Executive Officer, at our principal executive offices by December 11, 2013.  Also in accordance with SEC guidelines, if a stockholder notifies us of that stockholder’s intent to present a proposal at our 2014 Annual Meeting of stockholders after December 11, 2013, we may, acting through the persons named as proxies in the proxy materials for that meeting, exercise discretionary voting authority with respect to the proposal without including information about the proposal in our proxy materials.  However, in either case, if the date of the 2014 Annual Meeting is changed by more than 30 days from the date of the 2013 Annual Meeting, then the deadline would be a reasonable time before we begin to print and mail our proxy materials.

DELIVERY OF VOTING MATERIALS

To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one Standard Gold Holdings, Inc. stock account, we are taking advantage of “house-holding” rules that permit us to deliver only one Notice and Access to Internet Availability of Proxy Materials to stockholders who share an address unless otherwise requested.  If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address.  If you wish to revoke a consent previously provided to your broker, you must contact the broker to do so.  In any event, if you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you.  For future Annual Meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by either: (i) telephoning us at (866) 752-8683; (ii) sending a letter to us at Issuer Direct, 500 Perimeter Park Drive, Suite D, Morrisville, North Carolina 27560, Attention: Standard Gold Holdings, Inc.; or (iii) sending an e-mail to us at proxy@iproxydirect.com.  If you hold your shares through a broker, you can request a single copy of materials for future meetings by contacting the broker.

By Order of the Board of Directors,

/s/ Sharon Ullman
Sharon Ullman
July 10, 2013	Chief Executive Officer and Director
New York, New York

STANDARD GOLD HOLDINGS, INC. —————————————————————————————————————————— THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – AUGUST 23, 2013 AT 9:00 A.M. CST

CONTROL ID:
REQUEST ID:
This proxy will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/SDGR
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF STANDARD GOLD HOLDINGS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☑

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		à	FOR	AGAINST	ABSTAIN
	RE-ELECT ALL OF THE BOARD OF DIRECTORS FOR A ONE-YEAR TERM OR RE-ELECT EACH BOARD MEMBER INDIVIDUALLY AS LISTED BELOW.		☐	☐	☐	REQUEST ID:
	SHARON ULLMAN		☐	☐	☐
	ALFRED RAPETTI		☐	☐	☐
	TINA GREGERSON		☐	☐	☐
	MICHAEL MARKIEWICZ		☐	☐	☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	RATIFICATION OF TURNER STONE & COMPANY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.		☐	☐	☐	REQUEST ID:

MARK HERE FOR ADDRESS CHANGE ☐
New Address (if applicable): ________________________ ________________________ ________________________
The Board of Directors of Standard Gold Holdings, Inc. unanimously recommends a vote “FOR” Proposal 1 and Proposal 2.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.
  If no direction is given, this Proxy will be voted FOR each of the proposals listed above.

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)
Dated: July 10, 2013